UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): December 15, 2004

National Technical Systems, Inc.

(Exact name of registrant as specified in its charter)

California	0-16438	95-4134955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24007 Ventura Boulevard, Suite 200
Calabasas, California 91302

(Address of principal executive offices) (Zip Code)

(818) 591-0776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                   Results of Operations and Financial Condition.

On December 15, 2004, National Technical Systems, Inc. issued a press release announcing its financial results for the three months and nine months ended October 31, 2004.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                                   Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated December 15, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 17, 2004	NATIONAL TECHNICAL SYSTEMS, INC.
	/s/	Lloyd Blonder
Lloyd Blonder
Senior Vice President and Chief Financial Officer